              As Filed with the Securities and Exchange Commission
                                on April 27, 2001


                        Securities Act File No. 333-59801
                    Investment Company Act File No. 811-08899

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [x]

                         Pre-Effective Amendment No.                        [ ]


                       Post-Effective Amendment No. 4                       [x]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [x]


                               Amendment No. 6                              [x]


                        (Check appropriate box or boxes)


         Credit Suisse Warburg Pincus WorldPerks Money Market Fund, Inc. (formerly known as Warburg, Pincus WorldPerks Money Market Fund, Inc.)


               (Exact Name of Registrant as Specified in Charter)

                  466 Lexington Avenue
                   New York, New York                           10017-3147
        (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, including Area Code:           (212) 878-0600


                                Hal Liebes, Esq.
         Credit Suisse Warburg Pincus WorldPerks Money Market Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    (Name and Address of Agent for Services)


                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: May 1, 2001


It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[NORTHWEST AIRLINES LOGO]

                                   PROSPECTUS

                                  May 1, 2001



                          CREDIT SUISSE WARBURG PINCUS

                          WORLDPERKS MONEY MARKET FUND
                                       -


                          CREDIT SUISSE WARBURG PINCUS

                     WORLDPERKS TAX FREE MONEY MARKET FUND

                                 [GRAPHIC](SM)

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


           Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.



[CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                                    CONTENTS

KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   A Word About Risk...............................           5
   Investor Profile................................           6
   WorldPerks(R)InvestorMiles(SM)........ .........           6
PERFORMANCE SUMMARY................................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES..................................          10
   Fees and Fund Expenses..........................          10
   Example.........................................          11
NORTHWEST AIRLINES
  WORLDPERKS(R)INVESTORMILES(SM)...................          12
   The WorldPerks InvestorMiles Program............          12
   How Your Mileage Is Determined..................          12
   For More Information............................          12
THE FUNDS IN DETAIL................................          13
   The Management Firms............................          13
   Fund Information Key............................          14
MONEY MARKET FUND..................................          16
TAX FREE MONEY MARKET FUND.........................          18
MORE ABOUT RISK....................................          20
   Introduction....................................          20
   Types of Investment Risk........................          20
   Certain Investment Practices....................          22
ABOUT YOUR ACCOUNT.................................          24
   Share Valuation.................................          24
   Buying and Selling Shares.......................          24
   Account Statements..............................          24
   Distributions...................................          24
   Taxes...........................................          25
OTHER INFORMATION..................................          27
   About the Distributor...........................          27
FOR MORE INFORMATION...............................  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS       GOAL                       STRATEGIES
WORLDPERKS              High current income        - Invests in high-quality
MONEY MARKET FUND       consistent with              money-market instruments:
Risk factors:           preservation of capital      - obligations issued or guaranteed
 Credit risk            and liquidity                  by the U.S. government, its
 Income risk                                           agencies or instrumentalities
 Interest-rate risk                                  - bank and corporate debt
 Market risk                                           obligations
 Sector concentration                              - Concentrates its investments in
                                                     the financial-services sector
                                                   - Portfolio managers select
                                                     investments based on factors such
                                                     as yield, maturity and
                                                     liquidity, within the context of
                                                     their interest-rate outlook
                                                   - Seeks to maintain a stable share
                                                     price of $1
-------------------------------------------------------------------------------------
WORLDPERKS TAX FREE     High current income        - Invests in high-quality,
MONEY MARKET FUND       exempt from federal          short-term tax- exempt municipal
Risk factors:           personal income taxes        securities -- debt obligations
 Credit risk            consistent with              issued by states and other
 Income risk            preservation of capital      jurisdictions of the U.S. and
 Interest-rate risk     and liquidity                their authorities, agencies and
 Market risk                                         instrumentalities
                                                   - Fund dividends derived from
                                                     interest on municipal securities
                                                     will be exempt from federal
                                                     personal income taxes
                                                   - Portfolio managers select
                                                     investments based on factors such
                                                     as yield, maturity and
                                                     liquidity, within the context of
                                                     their interest-rate outlook
                                                   - Seeks to maintain a stable share
                                                     price of $1
-------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
Both funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
Both funds

   A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK
Both funds

   Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.

MARKET RISK
Both funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

SECTOR CONCENTRATION
Money Market Fund

   Investing more than 25% of its assets in the financial-services sector will subject the fund to risks associated with investing in financial-services companies. These risks may include interest-rate, market, regulatory and other risks.

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - want to preserve the value of their investment

 - are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

 - want easy access to their money through checkwriting and wire-redemption privileges

 - are investing emergency reserves or other money for which safety and accessibility are more important than total return

 - want to earn WorldPerks Bonus Miles


 - for Tax Free Money Market Fund only, seek tax-exempt income from their investment


   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are not interested in earning WorldPerks Bonus Miles

 - are seeking an investment for your IRA or other tax-advantaged retirement plan

 - want federal deposit insurance

 - desire the higher income available from longer-term fixed-income funds

 - are investing for capital appreciation

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     WORLDPERKS(R) INVESTORMILES(SM)

   Investing in these funds makes you eligible to earn WorldPerks* Bonus Miles in Northwest Airlines' WorldPerks(R) InvestorMilesSM Program, good for free award travel on Northwest Airlines, Continental Airlines, KLM Royal Dutch Airlines and other WorldPerks partner airlines. If you are not a member of the WorldPerks program, call Northwest Airlines at 800-44-PERKS (800-447-3757) to enroll before making an investment in a fund.

*WorldPerks is a registered trademark of Northwest Airlines, Inc.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHART]


                                  [BAR CHART]

YEAR ENDED 12/31:                            1999      2000
WORLDPERKS MONEY MARKET FUND
  Best quarter: 1.27% (Q4 99)
  Worst quarter: 1.03% (Q1 99)
  Inception date: 10/1/98                    4.55%    5.92%
  Total return for the period
   1/1/01-3/31/01: 1.30% (not
   annualized)

WORLDPERKS TAX FREE MONEY MARKET FUND
  Best quarter: .70% (Q4 99)
  Worst quarter: .51% (Q1 99)
  Inception date: 10/1/98                    2.47%     3.44%
  Total return for the period
   1/1/01-3/31/01: 0.68% (not
   annualized)

                          AVERAGE ANNUAL TOTAL RETURNS


                              ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF   INCEPTION
   PERIOD ENDED 12/31/00:       2000     1996-2000    1991-2000    FUND       DATE
WORLDPERKS MONEY
  MARKET FUND                  5.92%          N/A         N/A      5.09%     10/1/98
-------------------------------------------------------------------------------------
WORLDPERKS TAX FREE MONEY
  MARKET FUND                  3.44%          N/A         N/A      2.92%     10/1/98
-------------------------------------------------------------------------------------


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

     YIELD

   To obtain a fund's current 7-day yield, call toll-free 800-WARBURG (800-927-2874).

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended December 31, 2000.



                                                                           TAX FREE
                                               MONEY MARKET              MONEY MARKET
                                                   FUND                      FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                   NONE                      NONE
Deferred sales charge "load"                       NONE                      NONE
Sales charge "load" on reinvested
  distributions                                    NONE                      NONE
Redemption fees                                    NONE                      NONE
Exchange fees                                      NONE                      NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                     .40%                      .40%
Distribution and service (12b-1) fee               .25%                      .25%
Other expenses                                     .68%                      1.05%
TOTAL ANNUAL FUND OPERATING EXPENSES*              1.33%                     1.70%



* Actual fees and expenses for the fiscal period ended December 31, 2000 are shown below. Fee waivers, expense reimbursements or credits reduced some expenses during 2000 but may be discontinued at any time.



                                                                           TAX FREE
EXPENSES AFTER WAIVERS,                            MONEY                 MONEY MARKET
REIMBURSEMENTS OR CREDITS                       MARKET FUND                  FUND
Management fee                                     .10%                      .05%
Distribution and service (12b-1) fee               .25%                      .25%
Other expenses                                     .41%                      .46%
                                                   -----                      ---
TOTAL ANNUAL FUND OPERATING EXPENSES               .76%                      .76%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                       ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
MONEY MARKET FUND                        $135        $421          $729       $1,601
TAX FREE MONEY MARKET FUND               $173        $536          $923       $2,009

                               NORTHWEST AIRLINES
                            WORLDPERKS INVESTORMILES

     THE WORLDPERKS INVESTORMILES PROGRAM

   Investing in these funds makes you eligible to earn WorldPerks Bonus Miles in Northwest Airlines' WorldPerks InvestorMiles Program. Mileage is based on how much and how long you invest. The WorldPerks Free Travel Program features free award travel on Northwest Airlines, Continental Airlines, KLM Royal Dutch Airlines and other WorldPerks partner airlines. If you are not a member of the WorldPerks program, call Northwest Airlines at 800-44-PERKS (800-447-3757) to enroll over the phone before investing in a fund.

     HOW YOUR MILEAGE IS
     DETERMINED

   For every $4 you invest in a fund, Bonus Miles accrue daily at the rate of one mile per year (or 1/12-mile per month). Miles will be posted monthly to your WorldPerks account based on your average daily fund account balance during the previous month.

EXAMPLE

   Assume you invest $10,000 on the 16th day of a month that has 30 days and maintain that balance through the end of the month.

   Your miles would accrue daily at the rate of:

$10,000 X 1/12 mile per month/$4 X 1 month/30 days = 6.944 MILES PER DAY

   Total miles for the 15-day period would be:

15 days X 6.944 miles per day = 105 MILES

   If you maintained your $10,000 balance, over the next month you would earn:

$10,000 X 1/12 mile per month/$4 =   209 MILES

   As in the example, fractional miles are rounded up to the nearest whole mile when credited. Reinvesting your fund dividends will add to your account balance and increase the number of miles you earn.

     FOR MORE INFORMATION


   For information or assistance regarding the WorldPerks InvestorMiles Program, call Credit Suisse Warburg Pincus Funds at 800-WARBURG (800-927-2874). For information about Northwest WorldPerks Free Travel Program features, please refer to your WorldPerks Member's Guide. Northwest Airlines may change the WorldPerks program rules, program partners, regulations, benefits, conditions of participation or mileage levels at any time without notice, even though changes may affect the value of mileage already accumulated. Award travel is subject to seat availability. The posting of WorldPerks Bonus Miles in connection with fund investments may be changed or discontinued at any time. Northwest Airlines WorldPerks travel awards, mileage accrual and special offers are subject to governmental regulations.

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS


CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017


 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies


 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $94 billion in the U.S. and $298 billion globally


 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

BLACKROCK INSTITUTIONAL
MANAGEMENT CORPORATION
400 Bellevue Parkway
Wilmington, DE 19809


 - Sub-investment adviser for the Tax Free Money Market Fund


 - Responsible for providing investment research and credit analysis, and managing the day-to-day operations of the funds

 - A majority owned indirect subsidiary of PNC Bank, N.A.


 - Manages approximately $57 billion in assets

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

INVESTOR EXPENSES

   Actual fund expenses for the 2000 fiscal year. Future expenses may be higher or lower.



 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice and, with respect to the Tax Free Money Market Fund, compensating the sub-investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.


 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                       This page intentionally left blank

                               MONEY MARKET FUND

     GOAL AND STRATEGIES

   The Money Market Fund seeks high current income consistent with preservation of capital and liquidity. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

   In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

     PORTFOLIO INVESTMENTS

   This fund invests in the following types of money-market instruments:

 - Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

 - U.S. and foreign bank obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

 - commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

 - repurchase agreements


 - when-issued securities


   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category. Under normal conditions, the fund will invest at least 25% of assets in the financial-services sector.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - interest-rate risk

 - market risk

 - sector concentration

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   Concentrating its investments in the financial-services sector will subject the fund to risks associated with investing in financial-services companies. These risks are discussed in "More About Risk."

That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT


   CSAM makes the fund's day-to-day investment decisions.


     INVESTOR EXPENSES


   Management fee                                                        .10%

   Distribution and service
   (12b-1) fee                                                           .25%


   All other expenses                                                    .41%

                                                                 ------------
     Total expenses                                                      .76%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



  PERIOD ENDED:                                              12/00        12/99      12/98(1)
  PER SHARE DATA
--------------------------------------------------------------------------------------------
  Net asset value, beginning of period                       $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------
  Investment activities:
    Net investment income                                     0.06         0.04         0.01
--------------------------------------------------------------------------------------------
  Dividends:
    Dividends from net investment income                     (0.06)       (0.04)       (0.01)
--------------------------------------------------------------------------------------------
  Net asset value, end of period                             $1.00        $1.00        $1.00
                                                           =======      =======      =======
  Total return                                                5.92%        4.55%        1.15%(2)
--------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                 $23,009      $20,263      $12,926
    Ratios to average daily net assets:
      Operating expenses                                      0.77%(3)     0.77%(3)     0.58%(3,4)
      Net investment income                                   5.74%        4.52%        5.13%(4)
    Decrease reflected in above operating expense ratios
    due to waivers/reimbursements.                            0.56%        0.93%        1.24%(4)
--------------------------------------------------------------------------------------------



(1) For the period October 1, 1998 (commencement of operations) through December 31, 1998.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the years ended December 31, 2000 and 1999, and by .00% for the period ended December 31, 1998, respectively. The Common Class shares operating expense ratios after reflecting these arrangements were .76% for the years ended December 31, 2000 and 1999, and .58% for the period ended December 31, 1998, respectively.

(4) Annualized.

                           TAX FREE MONEY MARKET FUND

     GOAL AND STRATEGIES

   The Tax Free Money Market Fund seeks high current income exempt from federal personal income taxes consistent with preservation of capital and liquidity. To pursue this goal, it invests in short-term, high-quality municipal securities. The fund seeks to maintain a stable $1 share price.

   In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

     PORTFOLIO INVESTMENTS

   This fund invests at least 80% of assets in short-term, high-quality tax-exempt municipal securities. These include:

 - tax-exempt commercial paper

 - variable-rate demand notes

 - bonds

 - municipal put bonds

 - bond-anticipation notes

 - revenue-anticipation notes

   No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

   The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - income risk

 - interest-rate risk

 - market risk

   The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

   The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

   The fund also may, and currently does, invest in alternative minimum tax
(AMT) securities, the income from which is a tax preference item. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Under the supervision of CSAM, a portfolio-management team at BlackRock Institutional Management Corporation, the fund's sub-investment adviser, makes the fund's day-to-day investment decisions.

     INVESTOR EXPENSES


   Management fee                                                        .05%

   Distribution and service
   (12b-1) fee                                                           .25%

   All other expenses                                                    .46%

                                                                 ------------
     Total expenses                                                      .76%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



  PERIOD ENDED:                                              12/00        12/99      12/98(1)
  PER-SHARE DATA
--------------------------------------------------------------------------------------------
  Net asset value, beginning of period                       $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------
  Investment activities:
    Net investment income                                     0.03         0.02         0.01
--------------------------------------------------------------------------------------------
  Dividends:
    Dividends from net investment income                     (0.03)       (0.02)       (0.01)
--------------------------------------------------------------------------------------------
  Net asset value, end of period                             $1.00        $1.00        $1.00
                                                           =======      =======      =======
  Total return                                                3.44%        2.47%        0.66%(2)
--------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                 $12,244      $10,927      $10,589
  Ratio of expenses to average daily net assets               0.77%(3)     0.77%(3)     0.58%(3,4)
  Ratio of net income to average daily net assets             3.39%        2.45%        2.91%(4)
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements.                            0.93%        1.00%        1.31%(4)
--------------------------------------------------------------------------------------------



(1) For the period October 1, 1998 (commencement of operations) through December 31, 1998.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the years ended December 31, 2000 and 1999, and by .00% for the period ended December 31, 1998, respectively. The Common Class shares operating expense ratios after reflecting these arrangements were .76% for the years ended December 31, 2000 and 1999, and .58% for the period ended December 31, 1998, respectively.

(4) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

   EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INCOME RISK A fund's income level may decline because of falling interest rates.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.


   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.


   NATURAL-EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events. These losses could affect financial-services companies such as insurers, and hurt issuers of portfolio investments.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                                                                  [GRAPHIC]

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted



                                                                                 TAX FREE
                                                               MONEY MARKET    MONEY MARKET
                                                                  FUND             FUND
                                                               ------------    ------------
 INVESTMENT PRACTICE                                                      LIMIT
AMT SECURITIES Municipal securities whose interest is a
tax-preference item for purposes of the federal alternative
minimum tax. Credit, interest-rate, liquidity, market,
regulatory risks.                                                  [ ]             20%
--------------------------------------------------------------------------------------------
EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income,
interest-rate, market, political risks.                            [-]             [ ]
--------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [-]             [ ]
--------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of a state or other jurisdiction of the U.S. and their
authorities, agencies and instrumentalities. May include
tax-exempt commercial paper, variable-rate demand notes,
bonds, municipal put bonds, bond-anticipation notes and
revenue-anticipation notes. Credit, interest-rate, market
risks.                                                             [ ]             [-]
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                      [-]             [ ]
--------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Credit, liquidity, market,
valuation risks.                                                   10%             10%
--------------------------------------------------------------------------------------------
SECTOR CONCENTRATION -- FINANCIAL SERVICES Investing more
than 25% of a fund's assets in money-market instruments
issued by commercial and industrial banks, savings and loans and their holding companies; consumer and industrial finance companies; diversified financial-services companies;
investment banking, securities brokerage and investment-
advisory companies; leasing companies; insurance companies;
and other companies in the financial-services sector.
Credit, interest-rate, market, natural-event, regulatory
risks.                                                             [-]              --
--------------------------------------------------------------------------------------------

                                                                  [GRAPHIC]







                                                                     TAX FREE
                                                             MONEY     MONEY
                                                             MARKET    MARKET
                                                              FUND      FUND

 INVESTMENT PRACTICE                                              LIMIT
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in defensive investments when the investment adviser
or sub-investment adviser believes that doing so would be in the best interests of fund shareholders. For the Tax Free
Money Market Fund, these investments may include taxable
securities. Although intended to avoid losses in unusual
market conditions, defensive tactics might prevent a fund
from achieving its goal.                                       [ ]     [ ]
----------------------------------------------------------------------------
VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                        [ ]     [-]
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%
----------------------------------------------------------------------------

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

   Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder
Guide explains how to invest directly with the funds. You will find additional information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. Your transaction will be priced at the NAV next computed after we receive your request in proper form.

   Retirement plans, trusts, corporations, partnerships and certain other legal entities generally cannot invest in the funds. For Uniform Transfers-to-Minors Act (UTMA) and Uniform Gifts-to-Minors Act (UGMA) accounts, WorldPerks Bonus Miles will be credited only to the WorldPerks account of the minor child. Currently, the Money Market Fund and the Tax Free Money Market Fund are the only Warburg Pincus funds offering Northwest Airlines WorldPerks mileage credit.


   Each fund reserves the right to:


 - limit the number of fund accounts having the same registration

 - modify or terminate the check-redemption privilege

 - limit the number of check redemptions

 - begin charging a fee for checks

     ACCOUNT STATEMENTS


   In general, you will receive account statements or notices as follows:


 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund may earn interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. Money-market funds usually do not make capital-gain distributions.

   The funds declare dividend distributions daily and pay them monthly. Each of the funds typically distributes long-term capital gains (if any) to shareholders annually, at the end of its fiscal year. The Tax Free Money Market Fund distributes short-term capital gains (if any) at the end of its fiscal year; the Money Market Fund distributes them periodically as determined by the Board of Directors.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you select another option on your account application. Alternatively, you can choose to have a check for your distributions mailed to you or sent by electronic transfer.


   Estimated year-end distribution information, including record and payment dates, will be available late in the year at www.warburg.com or by calling 800-WARBURG (800-927-2874). Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. Please consult your tax professional concerning your own tax situation.

   Each fund intends to meet the requirements for being a tax-qualified regulated investment company. As long as a fund continues to qualify, it pays no federal income tax on the earnings it distributes to shareholders.

   Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares. However, you should consult your tax advisor regarding whether the crediting of WorldPerks miles as a result of your fund investment could reduce the tax basis of your shares and cause a taxable gain when you sell them.


   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category.


MONEY MARKET FUND

   Distributions you receive from the Money Market Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

   Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

TAX FREE MONEY MARKET FUND

   Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free when received by the fund remains tax-free when it is distributed.

   However, gain on the sale of tax-free securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

   The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Individuals who are subject to the tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

   A portion of the fund's dividends may be free from state or local taxes. Income from investments in your state is often tax-free to you. The fund will indicate each year a breakdown of the fund's income from each state to help you calculate your taxes.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Credit Suisse Asset Management Securities, Inc. (CSAMSI), located at 466 Lexington Avenue, New York, New York 10017, is the funds' distributor. CSAMSI is an affiliate of CSAM and is responsible for:



   - making the funds available to you



   - account servicing and maintenance



   - other administrative services related to the sale of the funds' shares



   As part of their business strategies, each of the funds has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Credit Suisse Asset Management Securities, Inc. (CSAMSI) for providing certain shareholder and other services related to the sale of the fund's shares. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's shares. In the case of these funds, the distribution and service (12b-1) fees are used primarily to pay for WorldPerks Bonus Miles.


   Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


   CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to pay a portion of the expense for the funds' participation in the WorldPerks program or to pay firms offering shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

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                                       28

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION
   More information about these funds is available free upon request, including the following:
     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of ) this Prospectus.
     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.
     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Warburg Pincus WorldPerks Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:


BY TELEPHONE:

   800-WARBURG
   (800-927-2874)


BY FACSIMILE:


   646-354-5026


BY MAIL:

   Credit Suisse Warburg Pincus WorldPerks Funds
   P.O. Box 9030
   Boston, MA 02205-9030


BY OVERNIGHT OR COURIER SERVICE:

   Boston Financial Data Services, Inc.


   Attn: Credit Suisse Warburg Pincus WorldPerks Funds

   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:


Credit Suisse Warburg Pincus WorldPerks Money Market Fund
            811-08899



Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund
            811-08901

                 [CREDIT SUISSE WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  -  www.warburg.com


  CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  FFNWF-1-0501

  [WARBURG PINCUS FUNDS LOGO] [PART OF CREDIT SUISSE ASSET MANAGEMENT LOGO]

                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class
                               February 28, 2001

      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

    Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed.

                           MINIMUM INITIAL INVESTMENT

Cash Reserve Fund:       $  1,000
New York Tax Exempt
  Fund:                  $  1,000
Balanced Fund:           $  1,000
Value Fund:              $  1,000
WorldPerks(R) Funds:     $  5,000
Long-Short Fund:         $ 25,000
All other funds:         $  2,500
IRAs:                    $    500*
Transfers/Gifts to
  Minors:                $    500*

 * $25,000 minimum for Long-Short Fund.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800-WARBURG
             (800-927-2874)
  Fax:      646-354-5026

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.warburg.com

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK

- Complete the New Account Application.        - Make your check payable to Warburg
  For IRAs use the Universal IRA                 Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg             name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.

BY EXCHANGE

- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read           request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        - If you do not have telephone
  initial investment.                            privileges, mail or fax a letter of
- If you do not have telephone                   instruction signed by all shareholders.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.

BY WIRE

- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                   4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.

- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
  number and the fund name on your wire
  advice.

- Wire your initial investment for
  receipt that day.

- Mail the original, signed application
  to Warburg Pincus Funds.
  This method is not available for IRAs.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                                 request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               - Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                               SELLING SHARES(*)

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.

BY EXCHANGE

- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read           If you do not have telephone privileges,
  the current prospectus for the new fund.       mail or fax a letter of instruction to
  Also please observe the minimum initial        exchange shares.
  investment.

BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the        privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
- an ACH transfer to your bank ($50
  minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.

BY WIRE OR ACH TRANSFER

- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New            or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

(*) For the Japan Growth Fund and Japan Small Company Fund only: Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after May 30, 2000.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Value Fund:                  $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM

   SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

AUTOMATIC MONTHLY INVESTMENT PLAN
   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN
   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP
   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.

     STATEMENTS AND REPORTS

   Each Fund produces financial reports, which include among other things a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. Each Fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the same Fund. Please call 800-WARBURG if you would like to receive additional reports, prospectuses or proxy statements.

     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs
   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day.

   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

          [WARBURG PINCUS FUNDS LOGO] [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      WPCOM-31-0201

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2001



            CREDIT SUISSE WARBURG PINCUS WORLDPERKS MONEY MARKET FUND



       CREDIT SUISSE WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND



This combined Statement of Additional Information provides information about Credit Suisse Warburg Pincus WorldPerks Money Market Fund (the "Money Market Fund") and Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund (the "Tax Free Fund" and collectively with the Money Market Fund, the "Funds") which supplements the information that is contained in the combined Prospectus for the Funds, dated May 1, 2001.



Each Fund's audited annual report dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:



                  Credit Suisse Warburg Pincus WorldPerks Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                   800-WARBURG
                                 (800-927-2874)

                                    Contents


                                                                                            Page
                                                                                            ----
INVESTMENT OBJECTIVES........................................................................1
GENERAL......................................................................................1
     Price and Portfolio Maturity............................................................1
     Portfolio Quality and Diversification...................................................1
INVESTMENT POLICIES..........................................................................2
     Municipal Securities....................................................................2
     Special Considerations and Risk Factors Relating to the Money Market Fund...............3
     Special Considerations and Risk Factors Relating to the Tax Free Fund...................3
     Bank Obligations........................................................................4
     Variable Rate Master Demand Notes.......................................................4
     Government Securities...................................................................5
     When-Issued Securities..................................................................5
     Repurchase Agreements...................................................................6
     Reverse Repurchase Agreements and Borrowings............................................6
     Stand-By Commitment Agreements..........................................................6
     Third Party Puts........................................................................7
     Taxable Investments.....................................................................8
     Alternative Minimum Tax Bonds...........................................................8
     Other Investment Limitations............................................................8
         Money Market Fund...................................................................9
         Tax Free Fund......................................................................10
PORTFOLIO VALUATION ........................................................................12
PORTFOLIO TRANSACTIONS......................................................................12
MANAGEMENT OF THE FUNDS.....................................................................13
     Officers and Board of Directors........................................................13
     Directors' Total Compensation..........................................................17
     Investment Adviser, Sub-Investment Adviser and Co-Administrators.......................18
     Custodian and Transfer Agent...........................................................21
     Organization of the Funds..............................................................22
     Distribution and Shareholder Servicing.................................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................24
     Automatic Cash Withdrawal Plan.........................................................24
EXCHANGE PRIVILEGE..........................................................................25
ADDITIONAL INFORMATION CONCERNING TAXES.....................................................26
DETERMINATION OF YIELD......................................................................28
INDEPENDENT ACCOUNTANTS AND COUNSEL.........................................................30
MISCELLANEOUS...............................................................................31
FINANCIAL STATEMENTS........................................................................32
APPENDIX...................................................................................A-1
     Description of Commercial Paper Ratings...............................................A-1
     Description of Municipal Securities Ratings...........................................A-2


                                      (i)

                              INVESTMENT OBJECTIVES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Money Market Fund is to provide investors with high current income consistent with preservation of capital and liquidity.

                  The investment objective of the Tax Free Fund is to provide investors with as high a level of current income that is exempt from federal personal income taxes as is consistent with preservation of capital and liquidity.


                                     GENERAL



                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.







                  Price and Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by a Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that they can do so on a continuing basis.



                  Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by a Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that a Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and, for the Tax Free Fund, sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's

Investors Service, Inc. ("Moody's"), FitchIBCA, Inc. and Duff and Phelps, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to this Statement of Additional Information.



                  The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and, for the Tax Free Fund, sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In addition, the credit quality and diversification policies vary to some extent between the Money Market and the Tax Free Funds because the Tax Free Fund is a tax exempt fund.


                               INVESTMENT POLICIES


                  Municipal Securities. Under normal circumstances, at least 80% of the Tax Free Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is excluded from gross income for federal income tax purposes.



                  The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Tax Free Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.


                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Free Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser and, for the Tax Free Fund, sub-investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning ratings and their significance.


                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

                  Among other instruments, the Tax Free Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  Special Considerations and Risk Factors Relating to the Money Market Fund. To the extent that the Money Market Fund invests a significant portion of its assets in money market instruments issued by companies in the banking industry and the financial services sector, the Fund is subject to the risks associated with investing in banking and financial services issuers. The companies within the banking industry and the financial services sector are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential antitrust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures by reinsurance carriers.

                  Special Considerations and Risk Factors Relating to the Tax Free Fund. In seeking to achieve its investment objective the Tax Free Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  The Tax Free Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.


                  Bank Obligations. The Money Market Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.


                  Variable Rate Master Demand Notes. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

                  Variable rate master demand notes held by a Fund may have maturities of more than thirteen months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Fund's investment adviser and, for the Tax Free Fund, sub-investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.



                  In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, a Fund will invest in such instruments only where its investment adviser and, for the Tax Free Fund, sub-investment adviser believe that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.



                  Government Securities. Government Securities in which a Fund may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.



                  When-Issued Securities. A Fund may purchase Municipal Securities or portfolio securities, as the case may be, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.



                  When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  Repurchase Agreements. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.



                  Reverse Repurchase Agreements and Borrowings. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.



                  Stand-By Commitment Agreements. (Tax Free Fund only) The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


                  The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                  The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.


                  Third Party Puts. (Tax Free Fund only) The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

                  These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, CSAM intends to manage the Fund in a manner designed to minimize any adverse impact from these investments.


                  Taxable Investments. (Tax Free Fund only) Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes, the Fund generally will invest in taxable obligations only if and when the investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.


                  Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.


                  Alternative Minimum Tax Bonds. Each Fund may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities (in the case of the Tax Free Fund, up to 20% of its total assets). While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds. At present, the Money Market Fund does not currently intend to purchase Alternative Minimum Tax Bonds.


Other Investment Limitations

                  Money Market Fund. The investment limitations numbered 1 through 6 may not be changed without the affirmative vote of the holders of a majority of the Money Market Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 7 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The Money Market Fund may not:

                  1. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  2. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                  4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.

                  5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.

                  6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities on margin, make short sales of securities or maintain a short position.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof.

                  9. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indentures, state bonds, municipal bonds or industrial revenue bonds.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  11. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

                  12. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 11 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  Tax Free Fund. The investment limitations numbered 1 through 6 may not be changed without the affirmative vote of the holders of a majority of the Tax Free Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 7 and 11 may be changed by a vote of the Fund's Board of Directors at any time.

                  The Tax Free Fund may not:

                  1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

                  7. Purchase securities on margin, make short sales of securities or maintain short positions.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  10. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  11. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 2 and No. 10 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  Each Fund's securities are valued on the basis of amortized cost. Under this method, a Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS


                  CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective and, with respect to the Tax Free Fund, for supervising the activities of BlackRock Institutional Management Corporation ("BIMC"), the Tax Free Fund's sub-investment adviser. CSAM and, with respect to the Tax Free Fund, BIMC generally will select specific portfolio investments and effect transactions for the relevant Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM and BIMC seek to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM and BIMC may, each in its discretion, effect transactions in portfolio securities with dealers who provide the relevant Fund with research advice or other services.



                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM and BIMC. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM and BIMC, as applicable, believe to be equitable to each client, including the relevant Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM and BIMC, as applicable, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



                  In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. Similarly, no portfolio securities of the Tax Free Fund will be purchased from or sold to BIMC or any affiliate except pursuant to an SEC exemption. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                  The Tax Free Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for its portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM or BIMC, in their sole discretion, believes such practice to be otherwise in the Fund's interest.


                  The Funds do not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but is not expected to have a material effect on its net income. Each Fund's turnover is expected to be zero for regulatory reporting purposes.


                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

                  The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (69)                 Director
40 Grosvenor Road                       Currently retired; Executive Vice
Short Hills, New Jersey 07078           President and Chief Financial Officer of
                                        Pan Am Corporation and Pan American
                                        World Airways, Inc. from 1988 to 1991;
                                        Director/Trustee of other CSAM-advised

                                        investment companies.

Jack W. Fritz (74)                      Director
2425 North Fish Creek Road              Private investor; Consultant and
P.O. Box 1287                           Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                   Fritz Communications (developers and
                                        operators of radio stations);
                                        Director/Trustee of other CSAM-advised
                                        investment companies.

Jeffrey E. Garten (54)                  Director
Box 208200                              Dean of Yale School of Management and
New Haven, Connecticut 06520-8200       William S. Beinecke Professor in the
                                        Practice of International Trade and
                                        Finance; Undersecretary of Commerce for
                                        International Trade from November 1993
                                        to October 1995; Professor at Columbia
                                        University from September 1992 to
                                        November 1993; Director of Aetna, Inc.;
                                        Director/Trustee of other CSAM-advised
                                        investment companies.

Peter F. Krogh (64)                     Director
301 ICC                                 Dean Emeritus and Distinguished
Georgetown University                   Professor of International Affairs at
Washington, DC 20057                    the Edmund A. Walsh School of Foreign
                                        Service, Georgetown University;
                                        Moderator of PBS foreign affairs
                                        television series; Member of Board of
                                        The Carlisle Companies Inc. Member of
                                        Selection Committee for Truman Scholars
                                        and Henry Luce Scholars. Senior
                                        Associate of Center for Strategic and
                                        International Studies; Trustee of
                                        numerous world affairs organizations;
                                        Director/Trustee of other CSAM-advised
                                        investment companies.

James S. Pasman, Jr. (70)               Director
29 The Trillium                         Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238          Operating Officer of National
                                        InterGroup, Inc. from April 1989 to
                                        March 1991; Chairman of Permian Oil Co.
                                        from April 1989 to March 1991; Director
                                        of Education Management Corporation,
                                        Tyco International Ltd.; Trustee
                                        Deutsche VIT Funds; Director/Trustee of
                                        other CSAM-advised investment companies.

William W. Priest* (59)                 Director
466 Lexington Avenue                    Senior Partner and Portfolio Manager,
New York, New York 10017-3147           Steinberg Priest Capital Management
                                        since March 2001; Chairman and Managing
                                        Director of CSAM from 2000 to February
                                        2001; Chief Executive Officer and
                                        Managing Director of CSAM from 1990 to
                                        2000; Director/Trustee of other
                                        CSAM-advised investment companies.



Steven N. Rappaport (52)                Director
40 East 52nd Street                     President of Loanet, Inc. since 1997;
New York, New York 10022                Executive Vice President of Loanet, Inc.
                                        from 1994 to 1997; Director, President,
                                        North American Operations, and former
                                        Executive Vice President from 1992 to
                                        1993 of Worldwide Operations of
                                        Metallurg Inc.; Executive Vice
                                        President, Telerate, Inc. from 1987 to
                                        1992; Partner in the law firm of Hartman
                                        & Craven until 1987; Director/Trustee of
                                        other CSAM-advised investment companies.



James P. McCaughan (47)                 Chairman
466 Lexington Avenue                    Chief Executive Officer and Managing
New York, New York  10017-3147          Director of CSAM; Associated with CSAM
                                        since 2000; President and Chief
                                        Operating Officer of Oppenheimer Capital
                                        from 1998 to 1999; President and Chief
                                        Executive Officer of UBS Asset
                                        Management (New York) Inc. from 1996 to
                                        1998; Functional Advisor (Institutional
                                        Asset Management) of Union Bank of
                                        Switzerland from 1994 to 1996; Officer
                                        of other CSAM-advised investment
                                        companies.



Hal Liebes, Esq. (36)                   Vice President and Secretary
466 Lexington Avenue                    Managing Director and General Counsel of
New York, New York 10017-3147           CSAM; Associated with Lehman Brothers,
                                        Inc. from 1996 to 1997; Associated with
                                        CSAM from 1995 to 1996; Associated with
                                        CS First Boston Investment Management
                                        from 1994 to 1995; Associated with
                                        Division of

----------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

                                        Enforcement, U.S. Securities
                                        and Exchange Commission from 1991 to
                                        1994; Officer of CSAMSI and other
                                        CSAM-advised investment companies.


Michael A. Pignataro (41)               Treasurer and Chief Financial Officer
466 Lexington Avenue                    Vice President and Director of Fund
New York, New York 10017-3147           Administration of CSAM; Associated with
                                        CSAM since 1984; Officer of other
                                        CSAM-advised investment companies.



Rocco A. DelGuercio (37)                Assistant Treasurer
466 Lexington Avenue                    Vice President and Administrative
New York, New York 10017-3147           Officer of CSAM; Associated with CSAM
                                        since June 1996; Assistant Treasurer,
                                        Bankers Trust Corp. -- Fund
                                        Administration from March 1994 to June
                                        1996; Mutual Fund Accounting Supervisor,
                                        Dreyfus Corporation from April 1987 to
                                        March 1994; Officer of other CSAM-
                                        advised investment companies.



Stuart J. Cohen, Esq. (32)              Assistant Secretary
466 Lexington Avenue                    Vice President and Legal Counsel of
New York, New York 10017-3147           CSAM; Associated with CSAM since Credit
                                        Suisse acquired the Funds' predecessor
                                        adviser in July 1999; with the
                                        predecessor adviser since 1997;
                                        Associated with the law firm of Gordon
                                        Altman Butowsky Weitzen Shalov & Wein
                                        from 1995 to 1997; Officer of other
                                        CSAM-advised investment companies.



Gregory N. Bressler, Esq. (34)          Assistant Secretary
466 Lexington Avenue                    Vice President and Legal Counsel of CSAM
New York, New York 10017-3147           since January 2000; Associated with the
                                        law firm of Swidler Berlin Shereff
                                        Friedman LLP from 1996 to 2000; Officer
                                        of other CSAM- advised investment
                                        companies.



Joseph Parascondola (37)                Assistant Treasurer
466 Lexington Avenue                    Assistant Vice President - Fund
New York, New York 10017-3147           Administration of CSAM since April 2000;
                                        Assistant Vice President, Deutsche Asset
                                        Management from January 1999 to April
                                        2000; Assistant Vice President, Weiss,
                                        Peck


                                        & Greer LLC from November 1995 to
                                        December 1998; Officer of other
                                        CSAM-advised investment companies.




                  No employee of CSAM, CSAMSI, BIMC, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, BIMC, PFPC or any of their affiliates receives the following annual and per-meeting fees:



-----------------------------------------------------------------------------------
                                                                ANNUAL FEE AS
                                          FEE FOR EACH              AUDIT
                                        MEETING ATTENDED          COMMITTEE
     FUND            ANNUAL FEE                                     MEMBER
-----------------------------------------------------------------------------------
Money Market            $750                $250                     $250*
-----------------------------------------------------------------------------------
Tax Free                $750                $250                     $250*
-----------------------------------------------------------------------------------



          *Steven N. Rappaport receives $325 for serving as Chairman of the Audit Committee. Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.



Directors' Total Compensation
(for the fiscal year ended December 31, 2000)




                                                                                  Total Compensation from
                                                      Compensation from           all Investment Companies
Name of Director                                          each Fund              in Credit Suisse Warburg
----------------                                          ---------                Pincus Fund Complex(1)
                                                                                   ----------------------
William W. Priest(2)                                       None                               None
Richard H. Francis                                        $2,500                           $81,750
Jack W. Fritz                                             $2,500                           $82,250
Jeffrey E. Garten(3)                                      $2,500                           $42,500
Peter F. Krogh(4)                                         $    0                           $     0
James S. Pasman, Jr.                                      $2,500                           $82,250
Steven N. Rappaport                                       $2,500                           $81,750
Alexander B. Trowbridge(5)                                $1,900                           $57,000


--------------------


(1) Each Director also serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.



(2) Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

(3)       Mr. Garten became a Director of each Fund effective December 21, 2000.



(4)       Mr. Krogh became a Director of each Fund effective February 6, 2001.



(5)       Mr. Trowbridge resigned as a Director of each Fund effective February
          6, 2001.



                  As of April 1, 2001, the Directors and officers of each Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.



Investment Adviser, Sub-Investment Adviser and Co-Administrators



                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.



                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("WPAM") served as investment adviser to each Fund. On that date, Credit Suisse acquired WPAM and combined WPAM with Credit Suisse's existing U.S.-based asset management business. Consequently, the combined entity, CSAM, became the Funds' investment adviser. CSAM, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.



                  BIMC serves as sub-investment adviser to the Tax Free Fund. BIMC is a wholly owned subsidiary of PNC Bank Corp. ("PNC") and an affiliate of PFPC. CSAMSI and PFPC serve as co-administrators to the Funds pursuant to written agreements (the "Sub-Advisory Agreement" and the "Co-Administration Agreements," respectively, and collectively, the "Agreements"). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse, served as co-administrator to the Funds. PFPC became co-administrator to each Fund on November 1, 1998.



                  For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .40% of the value of each Fund's average daily net assets, out of which CSAM pays BIMC for sub investment advisory services provided to the Tax Free Fund. CSAM, BIMC and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Fund.



                  As sub-investment adviser to the Tax Free Fund, BIMC has agreed to implement the Tax Free Fund's investment program as determined by the Board and CSAM. BIMC will supervise the day-to-day operations of the Fund and perform the following services: (i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. As compensation therefor, CSAM pays BIMC out of CSAM's advisory fee a fee computed daily and payable monthly at an annual rate of .25% of the value of the Tax Free Fund's average daily net assets.


                  As co-administrator, CSAMSI provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports, tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets, exclusive of out-of-pocket expenses.


                  The Funds also employ PFPC, an indirect, wholly owned subsidiary of PNC, as a co-administrator. As a co-administrator, PFPC calculates a Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As compensation, each Fund pays to PFPC a fee calculated at an annual rate of .07% of the Fund's first $500 million in average daily net assets, .06% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.



Advisory Fees paid to CSAM or to CSAM's Predecessor, WPAM



For the two years ended December 31, 2000 and for the two-month period ended December 31, 1998, advisory fees earned and voluntarily waived by CSAM and WPAM were as follows:



                                           Fiscal Year ended December 31, 2000
                           Gross             Waiver            Net         Expense Reimbursement
Money Market Fund         $92,559          $(69,543)         $23,016              $13,361
Tax Free Fund             $47,587          $(41,234)         $ 6,353              $45,529



                                           Fiscal Year ended December 31, 1999
                           Gross             Waiver            Net         Expense Reimbursement
Money Market Fund         $62,542          $(62,542)            $0               $(50,928)
Tax Free Fund             $48,919          $(48,919)            $0               $(48,895)



                                          Two-month period ended December 31, 1998
                           Gross             Waiver            Net         Expense Reimbursement
Money Market Fund         $11,885          $(11,885)            $0               $(19,002)
Tax Free Fund             $11,091          $(11,091)            $0               $ 19,593

Co-Administration Fees Paid to CSAMSI or to CSAMSI's Predecessor, CFSI


                  For the year ended December 31, 2000, for the two-month period ended December 31, 1999, for the period January 1, 1999 through October 31, 1999 and for the two-month period ended December 31, 1998, co-administration fees earned and voluntarily waived by CSAMSI and CFSI were as follows:



                                                         Fiscal Year ended December 31, 2000
                                           Gross                       Waiver                         Net
Money Market Fund                         $21,241                     $(21,241)                       $0
Tax Free Fund                             $11,897                     $(11,897)                       $0



                                                      Two-month period ended December 31, 1999
                                           Gross                       Waiver                         Net
Money Market Fund                          $3,410                      $(3,410)                       $0
Tax Free Fund                              $1,860                      $(1,860)                       $0



                  For the period January 1, 1999 through October 31, 1999, co-administration fees earned and voluntarily waived by CFSI were as follows:



                                                  Period January 1, 1999 through October 31, 1999
                                           Gross                       Waiver                         Net
      Money Market Fund                   $12,225                     $(12,225)                       $0
        Tax Free Fund                     $10,370                     $(10,370)                       $0

                                                      Two-month period ended December 31, 1998
                                           Gross                       Waiver                         Net
      Money Market Fund                   $2,971                      $(2,971)                        $0
        Tax Free Fund                     $2,773                      $(2,773)                        $0



         Co-Administration Fees Paid to PFPC



             For the years ended December 31, 1999 and 2000, and for the two-month period ended December 31, 1998, co-administration fees earned and voluntarily waived by PFPC (including out-of pocket expenses) were as follows:



                                                         Fiscal Year ended December 31, 2000
                                           Gross                       Waiver                         Net
      Money Market Fund                   $23,574                     $(23,140)                      $434
        Tax Free Fund                     $12,217                     $(11,897)                      $320



                                                         Fiscal Year ended December 31, 1999
                                           Gross                       Waiver                         Net
      Money Market Fund                   $15,862                     $(15,635)                      $227
        Tax Free Fund                     $13,122                     $(12,230)                      $892



                                                      Two-month period ended December 31, 1998
                                           Gross                       Waiver                         Net
      Money Market Fund                   $3,155                      $(2,971)                       $184
        Tax Free Fund                     $2,957                      $(2,773)                       $184



         Custodian and Transfer Agent


                  State Street Bank and Trust Company ("State Street") serves as custodian of each Funds' U.S. and non-U.S. assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund,
(ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more domestic and foreign banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.



                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund.

BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.



                          Organization of the Funds



                  The Money Market Fund and the Tax Free Fund were incorporated on July 24, 1998 under the laws of the State of Maryland as "Warburg, Pincus Money Market Fund, Inc." and "Warburg, Pincus Tax Free Money Market Fund, Inc.," respectively. On September 25, 1998, the Money Market Fund and the Tax Free Fund amended their respective charters and changed the Funds' names to "Warburg, Pincus WorldPerks Money Market Fund, Inc." and "Warburg, Pincus WorldPerks Tax Free Money Market Fund, Inc.", respectively. On March 26, 2001, the Money Market Fund and the Tax Free Fund amended their respective charters and changed the Funds' names to "Credit Suisse Warburg Pincus WorldPerks Money Market Fund, Inc." and "Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund, Inc.", respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under a Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.


                  Multi-Class Structure. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the relevant Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.

                  Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing



                  On August 1, 2000, CSAMSI replaced Provident Distributors, Inc. as distributor of the Funds' shares. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. CSAMSI offers each Fund's shares on a continuous basis.


                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which a Fund will pay CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services; (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services; and (iii) to make, or cause to be made, payments to cover any costs and expenses relating to the Fund's participation in the Northwest Airlines WorldPerks(R) program.

                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.


                  Pursuant to the 12b-1 Plan, CSAMSI will provide the Fund's Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The Common Shares 12b-1 Plan was adopted on November 1, 1999. For the period ended December 31, 2000, the Money Market Fund and the Tax Free Fund paid $57,850 and $29,742, respectively, in 12b-1 fees pursuant to the 12b-1 Plan, which were used primarily for expenses related to each Fund's participation in the Northwest Airlines WorldPerks(R) program.

                  Advisor Shares. Each Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to such Distribution Plan, payments may be made to Institutions directly by a Fund or by CSAMSI on behalf of the Fund. The Distribution Plan would require the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund investments for the instruments of Institutions.


                  General. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or 12b-1 Plan would require the approval of the Board in the same manner. Neither the Distribution Plan nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Shareholder Guide.

                  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock

Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.



                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.


                               EXCHANGE PRIVILEGE


                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of the other Fund or for Common Shares of another Credit Suisse Warburg Pincus Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Credit Suisse Warburg Pincus Fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Credit Suisse Warburg Pincus Fund at their respective net asset values. If an exchange request is received by Credit Suisse Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Each Fund may refuse exchange purchases at any time without prior notice.



                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another

Credit Suisse Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Warburg Pincus Fund, an investor should contact Credit Suisse Warburg Pincus Funds at
(800)-927-2874.



                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.



                  Credit Suisse Warburg Pincus Funds other than the Funds do not award Northwest Airlines WorldPerks(R) InvestorMiles(SM) for shares held.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change.


                  As described above and in the Fund's Prospectus, the Tax Free Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Free Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


                  Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its investment company taxable income (i.e., taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its taxable ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any taxable ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as taxable ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest or long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Although each Fund expects to be relieved of all or substantially all federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.


                  Investors in the Money Market Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could become subject to foreign taxes.


                  Because the Tax Free Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. In addition, if a shareholder of the Tax Free Fund holds shares for six months or less, any loss on the sale or exchange of these shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Tax Free Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Tax Free Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they
(a) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (b) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.



                  While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. This rule will apply to a sale of shares of the Tax Free Fund only to the extent the loss is not disallowed under the provision described above.

                  A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

                  Each shareholder of the Money Market Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


                  Each shareholder of the Tax Free Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Tax Free Fund's dividends and distributions. The dollar amount of dividends excluded from gross income for federal income tax purposes and the dollar amounts subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Fund. In the event that the Tax Free Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.


                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


                  You should consult your tax advisor regarding possible tax effects of the crediting of WorldPerks miles as a result of your Fund investment, which could include a reduction in the tax basis of your shares that could cause a taxable gain when you sell or otherwise dispose of such shares.



      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
               CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                    PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                            INVESTMENT IN THE FUNDS.

                             DETERMINATION OF YIELD


                  From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The Money Market Fund's yield and effective yield for the seven-day period ended on December 31, 2000 were 6.03% and 6.21%, respectively. In the absence of waivers, these yields would have been 5.58% and 5.74%, respectively. The Tax Free Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 2000 was 3.92%, 4.00% and 5.98% (based on a 39.6% federal tax rate), respectively. In the absence of waivers these yields would have been 1.25%, 1.26% and 2.04%, respectively. A Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting
1. The Tax Free Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal personal income taxes by 1 minus the highest marginal federal individual income tax rate and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.


                  Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. Yield information may be useful in reviewing a Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the fiscal period ended December 31, 2000, that is incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.



                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

            The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.


            As of April 20, 2001, the name, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of the Fund's outstanding shares were as follows:




MONEY MARKET FUND                                   COMMON STOCK
Louis Bluver*                                           7.26%
1901 Walnut St. Apt 1901
Philadelphia, PA 19103-4645



TAX FREE FUND                                        COMMON STOCK
Alexandra S. Tran                                       9.52%
PO Box 449
Cross River, NY 10518-0449

Ernest S. Liu                                           7.99%
Joan S Liu JT TEN
900 5th Avenue
New York, NY  10021-4157

Jennifer R. Cole TTEE*                                  6.87%
Jennifer R. Cole REVOC LIVING TR*
UA DTD 12/05/1995
14356 Spyglass Ridge
Chesterfield, MO 83017-2140

Frederick M. Strader                                    5.44%
6800 Indian Hills Road
Edina, MN 55439-1066

* To the knowledge of each Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.


                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report, dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Credit Suisse Warburg Pincus Funds at (800)-927-2874.

                                    APPENDIX



                     Description Of Commercial Paper Ratings


            Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

            Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

            Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

            Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                 Description Of Municipal Securities Ratings


            The following summarizes the highest two ratings used by S&P for Municipal Securities:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            The following summarizes the highest two ratings used by Moody's for bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated As are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

            Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

            Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

            Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

            Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION

Item 23.     Exhibits

a(1)         Articles of Incorporation.(1)

 (2)         Articles of Amendment to Articles of Incorporation.(2)


 (3)         Articles of Amendment to Articles of Incorporation.


b(1)         By-Laws.(1)

 (2)         Amended and Restated By-Laws.(2)


  (3)        Amended By-Laws dated February 5, 2001.(3)



  (4)        Amendment to By-Laws.



c            Registrant's Forms of Stock Certificates.(4)



d            Form of Investment Advisory Agreement.(5)



e Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAM Securities").(6)


f            Not applicable.




----------
(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on July 24, 1998 (Securities Act File No. 333-59801).

(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 25, 1998 (Securities Act File No. 333-59801).


(3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).



(4) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 21, 1998 (Securities Act File No. 333-59801).



(5) Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc. filed November 4, 1999 (Securities Act File No. 33-90341).



(6) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

g            Custodian Agreement with State Street Bank and Trust Company.(7)



h(1) Form of Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.(3)



 (2)         Form of Co-Administration Agreement with CSAM Securities.(8)



 (3)         Form of Co-Administration Agreement with PFPC Inc.(4)



  (4)        Amended Fee Agreement with PFPC dated February 5, 2001.(3)



i(1)         Opinion and Consent of Willkie Farr & Gallagher.(9)



 (2) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund.(4)


j(1)         Consent of PricewaterhouseCoopers LLP.


 (2)         Powers of Attorney.(10)


k            Not applicable.


l            Form of Purchase Agreement.(4)



m(1)         Form of Shareholder Servicing and Distribution Plan.(8)



  (2)        Form of Distribution Plan.(8)



n            Amended Form of Rule 18f-3 Plan dated February 5, 2001.(3)


o            Not applicable.


p            Not included as an exhibit because Registrant is a Money Market
             Fund.


Item 24.    Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), may be deemed to control the Fund and other registered investment companies it advises through its beneficial

----------

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Warburg, Pincus Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).



(8) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg, Pincus Global Post-Venture Capital Fund, Inc. filed November 4, 1999 (Securities Act File No. 333-90341).



(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on April 28, 2000 (Securities Act File No. 333-59801).



(10) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Global New Technologies Fund, Inc., filed on December 14, 2000 (Securities Act File No. 333-38124).

ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries:
Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.    Indemnification

            Registrant, officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund's initial Registration Statement on Form N-1A filed on July 24, 1998.

Item 26.    (a)   Business and Other Connections of Investment Adviser


            CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM, LLC (SEC File No. 801-37170).


Item 27.    Principal Underwriter


            (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Growth Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional U.S. Core Fixed Income Fund; Credit Suisse Warburg Pincus Capital Funds; Credit Suisse Warburg Pincus Opportunity Funds; Credit Suisse Warburg Pincus Select Funds; Credit Suisse Warburg Pincus Global Financial Services Fund; Credit Suisse Warburg Pincus Global New Technologies Fund; Credit Suisse Warburg Pincus/CSFB Technology Index Fund; Credit Suisse Warburg Pincus Aggressive Growth Fund; Credit Suisse Institutional Fund; Credit Suisse Warburg Pincus Balanced Fund; Credit Suisse Warburg Pincus Capital Appreciation Fund; Credit Suisse Warburg Pincus Cash Reserve Fund; Credit Suisse Warburg Pincus Central & Eastern Europe Fund; Credit Suisse Warburg Pincus Emerging Growth Fund; Credit Suisse Warburg Pincus Emerging Markets Fund; Credit Suisse Warburg Pincus European Equity Fund; Credit Suisse Warburg Pincus Fixed Income Fund; Credit Suisse Warburg Pincus Focus Fund; Credit Suisse Warburg Pincus Global Fixed Income Fund; Credit Suisse Warburg Pincus Global Health Sciences Fund; Credit Suisse Warburg Pincus Global Post-Venture Capital Fund; Credit Suisse Warburg Pincus Global Telecommunications Fund; Credit Suisse Warburg Pincus Intermediate Maturity Government Fund; Credit Suisse Warburg Pincus International Equity Fund; Credit Suisse Warburg Pincus International Small Company Fund; Credit Suisse Warburg Pincus Japan Growth Fund; Credit Suisse Warburg Pincus Japan Small Company Fund; Credit Suisse Warburg Pincus Long-Short Market Neutral Fund; Credit Suisse Warburg Pincus Major Foreign Markets Fund; Credit Suisse Warburg Pincus Municipal Bond Fund; Credit Suisse Warburg Pincus New York Intermediate Municipal Fund; Credit Suisse Warburg Pincus New York Tax Exempt Fund; Credit Suisse

Warburg Pincus Small Company Growth Fund; Credit Suisse Warburg Pincus Small Company Value II Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Credit Suisse Warburg Pincus Value II Fund; Credit Suisse Warburg Pincus WorldPerks Money Market Fund; and Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund.



            (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.


            (c)   None.

Item 28.    Location of Accounts and Records


            (1)   Credit Suisse Warburg Pincus WorldPerks Money Market Fund,
                  Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Fund's articles of incorporation, by-laws and minute books)


            (2)   Credit Suisse Asset Management Securities, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as co-administrator and distributor)

            (3)   PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware 19809
                  (records relating to its functions as co-administrator)

            (4)   Credit Suisse Asset Management, LLC
                  One Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  (records relating to its functions as investment adviser)


            (5)   State Street Bank and Trust Co.
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  (records relating to its functions as custodian)


            (6)   Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02177
                  (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of April, 2001.



                                     CREDIT SUISSE WARBURG PINCUS WORLDPERKS
                                     MONEY MARKET FUND, INC.



                                  By: /s/James P. McCaughan
                                     -------------------------------------------
                                     James P. McCaughan
                                     Chairman (Chief Executive Officer)


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                 Title               Date
---------                                 -----               ----
/s/William W. Priest*            Director                April 27, 2001
-------------------------
  William W. Priest

 /s/James P. McCaughan           Chairman (Chief         April 27, 2001
-------------------------        Executive Officer)
James P. McCaughan

/s/Michael A. Pignataro          Treasurer and Chief     April 27, 2001
-------------------------        Financial Officer
  Michael A. Pignataro

/s/Richard H. Francis*           Director                April 27, 2001
-------------------------
  Richard H. Francis

/s/Jack W. Fritz*                Director                April 27, 2001
-------------------------
  Jack W. Fritz

/s/Jeffrey E. Garten             Director                April 27, 2001
-------------------------
  Jeffrey E. Garten

/s/James S. Pasman, Jr.*         Director                April 27, 2001
-------------------------
  James S. Pasman, Jr.

/s/Steven N. Rappaport*          Director                April 27, 2001
------------------------
  Steven N. Rappaport

                                 Director                April 27, 2001
-------------------------
  Peter F. Krogh


*By: /s/Michael A. Pignataro
    ------------------------
    Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.                 Description of Exhibit
-----------                 ----------------------


a(3)                        Articles of Amendment to Articles of Incorporation.



b(4)                        Amendment to By-Laws.


j(1)                        Consent of PricewaterhouseCoopers LLP, Independent
                            Accountants.


                                      -1-